UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 19, 2016
NL Industries, Inc.
(Exact name of registrant as specified in its charter)
New Jersey	1-640	13-5267260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 1.01	Entry into a Material Definitive Agreement.

The registrant held its 2016 annual meeting of stockholders on May 19, 2016.  At the 2016 annual meeting, the registrant's stockholders voted on the two proposals described in detail in the registrant's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 29, 2016.  Stockholders present at the 2016 annual meeting, either in person or by proxy, represented 91.9% of the 48,691,884 shares eligible to vote at the meeting.

•	Proposal 1: Election of Directors -

The registrant's stockholders elected Mr. Keith R. Coogan, Ms. Loretta J. Feehan, Mr. Robert D. Graham, Mr. Cecil H. Moore, Jr., Gen. Thomas P. Stafford (ret.) and Mr. Steven L. Watson as directors.  Each director nominee received votes "For" his or her election from at least 86.6% of the shares eligible to vote at the annual meeting.

•	Proposal 2: Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation -

The registrant's stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant's named executive officers as described in the registrant's 2016 proxy statement.  The resolution received the approval from 85.9% of the shares eligible to vote at the annual meeting.

Subsequent to the 2016 annual meeting:

•	Effective May 19, 2016:
o
The registrant's board of directors increased the size of its board from six to seven and elected John E. Harper to fill the newly created vacancy, to serve as a director until his successor is elected and qualified or his earlier resignation, removal or death; and

o
The registrant's board of directors approved a form of indemnification agreement ("Indemnification Agreement"), to be entered into by the registrant with each of its directors and executive officers.  The registrant's governing documents currently provide that the registrant shall indemnify all of its officers and directors from and against all expenses, liabilities or other matters arising out of their status as such or their acts, omissions or services rendered by such persons in such capacities or otherwise while serving at the request of the registrant in any other capacity, to the fullest extent permitted by applicable New Jersey law.  The Indemnification Agreement approved by the registrant's board of directors generally provides the registrant's officers and directors with the same level of indemnification rights as currently provided in the registrant's governing documents, and sets for the processes and procedures by which such indemnification is provided. The foregoing description of the Indemnification Agreement is qualified in its entirety, and the terms thereof are incorporated herein, by reference to the form of the Indemnification Agreement filed as Exhibit 10.1 to this Form 8-K.

•	Effective May 26, 2016:
o
Steven L. Watson resigned as a director and chairman of the board of the registrant.  Mr. Watson continues to serve as chief executive officer of  Contran Corporation ("Contran"), the registrant's privately held parent corporation;

o
The registrant's board of directors elected Robert D. Graham as the registrant's chairman of the board, president and chief executive officer.  Mr. Graham was formerly the registrant's vice chairman of the board, president and chief executive officer; and

o
The registrant's board of directors elected Bobby D. O'Brien to fill the newly created vacancy, to serve as a director until his successor is elected and qualified or his earlier resignation, removal or death.

As already disclosed in the registrant's filings with the U.S. Securities and Exchange Commission, Mr. Graham is an employee of Contran, and provides his services to the registrant under an intercorporate services agreement between the registrant and Contran.  For a description of the intercorporate services agreement, see "Certain Relationships and Transactions" in the registrant's 2016 proxy statement, which description is incorporated herein by reference.  In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see "Certain Relationships and Transactions" in the 2016 proxy statement, which discussion is also incorporated herein by reference.

Mr. Graham, age 60, served as the registrant's vice chairman of the board and chief executive officer since 2014, the registrant's president since 2013 and on the registrant's board of directors since 2014.  He previously served as the registrant's vice president and general counsel from 2003 to 2013.  He currently serves as executive vice president of Kronos Worldwide, Inc. ("Kronos"), a publicly held corporation in which the registrant has a significant investment, and as president and chief legal officer of each of Valhi, Inc. ("Valhi"), the registrant's publicly held parent corporation, and Contran.  Mr. Graham has served as a director of Contran, Valhi, Kronos and CompX International Inc. ("CompX"), a publicly held subsidiary of the registrant, since May 26, 2016.  Mr. Graham has served in various officer positions with Contran and various other companies related to the registrant since 2002.

Mr. Harper, age 54, is currently a private investor.   Mr. Harper served as vice president and chief financial officer of Dell Services, a business unit of the global information technology company Dell, Inc., from 2009 to 2014.  Prior to the 2009 acquisition of Perot Systems Corporation, a worldwide provider of information technology services and business solutions, by Dell, he worked for 16 years with Perot Systems, most recently as their chief financial officer.  Before joining Perot Systems, he worked for 9 years in the audit practice of Ernst & Young LLP, serving a number of industries including technology, manufacturing, education and oil and gas. Since February 2015, Mr. Harper has served as a director, chairman of the audit committee and member of the compensation and real estate and finance committees of Rackspace Hostings, Inc., a world leader in the managed cloud segment of the business information technology market. Since May 18, 2016, he has served as a director and on the audit committees of Kronos.  He is a member of the registrant's audit committee.

Mr. O'Brien, age 59, has served as the registrant's executive vice president since 2013.  He currently serves as chairman of the board, president and chief executive officer of Kronos, as chairman of the board of CompX, as chairman of the board and chief executive officer of Valhi and as president and chief financial officer of Contran.  From 2009 to 2012, he served as president and chief executive officer of Titanium Metals Corporation, a former publicly held sister corporation of the registrant, and as its president from prior to 2011 to 2012.  Mr. O'Brien has served as a director of the registrant since May 26, 2016, a director of Contran since November 2015, a director of each of Kronos and Valhi since 2014 and a director of CompX since 2013.  Mr. O'Brien has served in various accounting and financial positions (including officer positions) with Contran and various other companies related to the registrant since 1988.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	10.1 *	Form of Indemnification Agreement

* Management contract, compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL INDUSTRIES, INC.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: May 26, 2016	Gregory M. Swalwell, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Item No.	Exhibit Index

10.1*	Form of Indemnification Agreement

* Management contract, compensatory plan or arrangement.